UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23218

Name of Fund:   BlackRock 2022 Global Income Opportunity Trust (BGIO)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock 2022 Global Income Opportunity Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Income Trust, Inc. (BKT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notices

BlackRock Income Trust, Inc.’s (BKT) and BlackRock 2022 Global Income Opportunity Trust (BGIO) (the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2019

	Total Fiscal Year to Date Cumulative Distributions by Character					% of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share
BGIO	$0.250000	$—	$—	$—	$0.250000	100%	—%	—%	—%	100%
BKT	0.128416	—	—	0.043584	0.172000	75	—	—	25	100

(a)

BKT estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in BKT are returned to the shareholder. A return of capital does not necessarily reflect BKT’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce BKT’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Managed Distribution Plan

On July 24, 2018, BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a plan, consistent with its investment objective and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT distributes the following fixed amounts per share on a monthly basis beginning August 2018:

Amount Per Common Share
BKT	$0.0344

The fixed amount distributed per share is subject to change at the discretion of the Board. Under its Plan, BKT will distribute all available investment income to its shareholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. BKT expects that distributions under the Plan will exceed current income and capital gains and therefore will likely include a return of capital. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board. However, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of June 30, 2019	BlackRock 2022 Global Income Opportunity Trust

Trust Overview

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust will terminate on or about February 28, 2022.

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGIO
Initial Offering Date	February 27, 2017
Termination Date (on or about)	February 28, 2022
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($9.45)(a)	6.35%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000
Leverage as of June 30, 2019(c)	22%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$9.45	$8.32	13.58%	$10.00	$8.29
Net Asset Value	9.71	8.96	8.37	9.71	8.96

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

TRUST SUMMARY	5

Trust Summary as of June 30, 2019 (continued)	BlackRock 2022 Global Income Opportunity Trust

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2019 were as follows:

		Average Annual Total Returns
	6-Months	1 Year	Since Inception (a)
Trust at NAV(b)(c)	11.32%	9.75%	5.80%
Trust at Market Price(b)(c)	16.68	12.90	3.90
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(d)	1.22	2.27	1.61

(a)	The Trust commenced operations on February 27, 2017.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An unmanaged index that tracks the market for treasury bills used by the U.S. government that have a maturity of more than 1 month and less than 3 months, are rated investment grade and have a minimum $300 million par amount outstanding.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The Trust’s investment objective is, in part, to earn a total return that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Index under normal market conditions; rather, the Trust uses the Index as a proxy for a risk-free rate of return that its investment objective seeks to exceed. Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Board considers certain factors to evaluate the Trust’s performance, such as the performance of the Trust relative to its investment objective and/or other information provided by BlackRock Advisors, LLC (the “Manager”).

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The most significant positive contributions to the Trust’s performance during the six-month period came from exposure to credit-sensitive sectors, most notably U.S. high yield corporate bonds and emerging market debt. The Trust’s allocations to securitized assets also contributed meaningfully, in particular non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”).

The Trust’s tactical positioning in its interest rate overlay strategy slightly detracted from performance for the six months.

The Trust used U.S. Treasury futures during the period to manage duration (sensitivity to changing interest rate levels) and yield curve exposure.

Describe recent portfolio activity.

During the reporting period, the Trust increased exposure to U.S. high yield credit, favoring short term issues with an up-in-quality bias given their attractive income profile. Additionally, the Trust added to emerging market debt, with a focus on debt denominated in the U.S. dollar. The investment adviser saw attractive upside in the emerging market sector given the supportive monetary policy backdrop provided by the Fed’s dovish policy shift. At the same time, the investment adviser continued to be cautious around credit selection amid geopolitical risks, preferring specific country stories such as in Indonesia, Mexico and Brazil. Within securitized assets, the Trust added in CMBS while trimming marginally in non-agency MBS and collateralized loan obligations. The securitized sector continued to drive durable and attractive income in the portfolio. The investment adviser sought to maintain diversified exposure across securitized assets while tactically trading around near-term opportunities.

Describe portfolio positioning at period end.

As of June 30, 2019, the Trust’s portfolio carried leverage of 22% of managed net assets. The effective duration of the portfolio was 1.98 years. The Trust maintained diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2019 (continued)	BlackRock 2022 Global Income Opportunity Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/19	12/31/18
Corporate Bonds	50%	50%
Asset-Backed Securities	18	19
Non-Agency Mortgage-Backed Securities	16	15
Floating Rate Loan Interests	6	7
Foreign Agency Obligations	5	4
Preferred Securities	3	3
Short-Term Securities	1	1
U.S. Government Sponsored Agency Securities	1	1
Options Purchased	—	—	(a)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	06/30/19	12/31/18
AAA/Aaa(d)	1%	2%
AA/Aa	1	—
A	4	3
BBB/Baa	20	18
BB/Ba	28	26
B	21	24
CCC/Caa	3	4
CC	3	5
N/R	19	18

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of June 30, 2019 (continued)	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($6.05)(a)	6.82%
Current Monthly Distribution per Common Share(b)	$0.0344
Current Annualized Distribution per Common Share(b)	$0.4128
Leverage as of June 30, 2019(c)	31%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$6.05	$5.64	7.27%	$6.09	$5.64
Net Asset Value	6.42	6.25	2.72	6.42	6.23

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2019 (continued)	BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2019 were as follows:

		Average Annual Total Returns
	6-Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	5.71%	8.33%	2.87%	3.16%
Trust at Market Price(a)(b)	10.39	11.20	2.69	3.98
FTSE Mortgage Index(c)	4.30	6.39	2.09	2.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany Trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contribution to the Trust’s return during the six-month period came from positioning with respect to securitized assets. In particular, allocations to agency collateralized mortgage obligations (“CMOs”) and interest-only and principal-only agency mortgage-backed security (“MBS”) derivatives added to relative return, as did security selection within 30-year agency MBS. The Trust’s stance with respect to portfolio duration (and corresponding sensitivity to interest rate changes) and yield curve positioning also helped performance.

The largest detractors from returns were the Trust’s allocations to 30- and 15-year agency MBS, driven by the underperformance of specified pool holdings. The Trust’s swap- and swaption-based strategies also detracted from returns.

The Trust held derivatives during the period as a part of its investment strategy, and will have derivative exposure of more than 20% at certain times. Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates and/or credit risk positions in the portfolio. In particular, the portfolio employed U.S. Treasury futures to express duration bias and yield curve bias. The Trust also tactically allocated to mortgage derivatives in order to gain specific market exposure when relative value opportunities presented themselves. The Trust’s derivative positions detracted modestly from Trust performance.

Describe recent portfolio activity.

During the period, exposures across securitized assets including agency MBS, agency CMOs, non-agency MBS and commercial mortgage-backed securities (“CMBS”) were left essentially unchanged.

Describe portfolio positioning at period end.

The Trust was positioned with a reasonably constructive stance with respect to agency MBS, based on valuations that have adjusted and an improved collateral backdrop for newly issued pools. The Trust held positions in specified pools, preferring low loan balance stories where the maximum loan amount supporting each pool is capped, along with seasoning where available, particularly in higher coupon securities. In addition, the Trust continued to be overweight in well-structured agency CMOs backed by call protected and seasoned collateral that demonstrated more favorable prepayment characteristics. The Trust held only marginal positions in other securitized assets such as legacy (pre-financial crisis) non-agency residential MBS and CMBS, preferring to isolate prepayment and structural characteristics in higher quality agency-backed assets rather than seek credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of June 30, 2019 (continued)	BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	06/30/19	12/31/18
U.S. Government Sponsored Agency Securities	104%	111%
Non-Agency Mortgage-Backed Securities	4	3
Short-Term Securities	1	1
Asset-Backed Securities(a)	—	—
Borrowed Bonds(a)	—	—
TBA Sale Commitments	(9)	(15)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	06/30/19	12/31/18
AAA/Aaa(d)	100%	98%
BBB	—	2

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the 1940 Act, each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 23.0%
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 3.75%, 12/25/57(a)	USD	192	$197,725
ALM VI Ltd., Series 2012-6A, Class DR3, 7.65%, 07/15/26(a)(b)		1,000	961,096
ALM VII Ltd., Series 2013-7R2A, Class CR2, 5.60%, 10/15/27(a)(b)		500	488,512
Anchorage Capital CLO Ltd.(a):
Series 2013-1A, Class DR, 9.40%, 10/13/30(b)		1,000	997,748
Series 2014-4RA, Class D, 5.18%, 01/28/31(b)		1,000	960,708
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 6.60%, 01/15/29(c)		1,000	999,018
Apidos CLO XVIII, Series 2018-18A, Class E, 8.29%, 10/22/30(a)(b)		1,000	945,291
Apidos CLO XXI, Series 2015-21A, Class DR, 7.80%, 07/18/27(a)(b)		500	483,396
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.20%), 7.78%, 07/29/26(a)(c)		1,000	994,806
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, 8.75%, 10/15/30(a)(b)		250	244,584
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. LIBOR + 0.05%), 3.40%, 12/28/40(a)(c)		1,753	1,667,890
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 6.30%, 07/15/29(a)(c)		1,500	1,500,665
Burnham Park CLO Ltd., Series 2016-1A, Class ER, 7.99%, 10/20/29(a)(b)		500	473,001
C-BASS Trust, Series 2007-CB1, Class AF4, 5.91%, 01/25/37		2,224	978,541
Carlyle US CLO Ltd., Series 2016-4A(a)(b):
Class CR, 5.39%, 10/20/27		750	723,287
Class DR, 7.99%, 10/20/27		250	239,332
CarVal CLO II Ltd., Series 2019-1A, Class E, 9.39%, 04/20/32(a)(b)		250	243,532
Cedar Funding VI CLO Ltd., Series 2016-6A(a)(b):
Class DR, 5.59%, 10/20/28		1,000	978,751
Class ER, 8.49%, 10/20/28		250	237,174
Conseco Finance Corp., Series 2001-D, Class B1, (1 mo. LIBOR + 2.50%), 4.89%, 11/15/32(c)		1,147	1,124,105
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33(b)		2,500	2,654,056
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 5.03%, 10/25/36(a)		1,000	1,028,123
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36		813	823,360
Deutsche Financial Capital Securitization LLC, Series 1991-I, Class M, 6.80%, 04/15/28		1,000	1,048,718
Dryden 64 CLO Ltd., Series 2018-64A, Class D, 5.25%, 04/18/31(a)(b)		1,000	956,702
Elevation CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.65%), 6.25%, 10/15/26(a)(c)		410	410,660
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 2.54%, 12/25/36(c)		649	376,295
Flatiron CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.60%), 6.19%, 01/17/26(a)(c)		500	499,981
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 4.92%, 11/15/26(a)(b)		750	738,805
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, 8.33%, 10/29/29(a)(b)		500	487,289
Highbridge Loan Management Ltd., Series 5A-2015, Class ERR, 8.60%, 10/15/30(a)(b)		500	475,131

Security		Par (000)	Value

Asset-Backed Securities (continued)
KKR CLO Ltd., Series 12, Class ER2, 8.75%, 10/15/30(a)(b)	USD	1,000	$957,967
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33		2,187	1,830,524
Long Beach Mortgage Loan Trust(c):
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.26%), 2.92%, 05/25/36		833	374,451
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.15%), 2.55%, 06/25/36		1,090	603,461
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.56%, 08/25/36		1,716	888,696
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 2.64%, 08/25/36		1,716	902,621
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.56%, 10/25/36		1,532	660,597
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 5.69%, 01/20/29(a)(c)		550	545,288
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 6.29%, 04/20/26(a)(c)		1,000	1,002,063
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, 8.68%, 04/25/29(a)(b)		500	486,106
Madison Park Funding XXX Ltd.(b):
Series 2012-30X, Class C, 7.55%, 04/15/29		250	244,036
Series 2018-30A, Class D, 5.10%, 04/15/29(a)		500	484,189
Mariner CLO LLC, Series 2018-1A, Class E, 9.43%, 04/30/32(a)		250	245,668
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 2.66%, 08/25/37(c)		1,595	754,006
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)		750	749,999
Neuberger Berman CLO XV, Series 2013-15A, Class DR, 5.65%, 10/15/29(a)(b)		1,000	976,955
OCP CLO Ltd., Series 2016-12A, Class CR, 5.60%, 10/18/28(a)(b)		250	245,591
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.30%), 5.89%, 10/20/25(a)(c)		1,000	1,002,875
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37		816	781,675
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 6.19%, 07/22/29(a)(c)		250	249,093
OZLM XIV Ltd., Series 2015-14A, Class CR, 5.60%, 01/15/29(a)(b)		1,000	977,435
Palmer Square Loan Funding Ltd., Series 2018-4A, Class C, 5.07%, 11/15/26(a)(b)		1,800	1,713,231
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, 8.38%, 08/23/31(a)(b)		500	471,917
Regatta VI Funding Ltd., Series 2016-1A, Class DR, 5.29%, 07/20/28(a)(b)		500	485,457
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.85%, 04/15/29(c)		1,000	998,344
Series 2017-3A, Class D, 5.24%, 10/20/30(b)		420	406,816
Series 2017-3A, Class SUB, 0.00%, 10/20/30(b)		250	235,035
Series 2018-1A, Class SUB, 0.00%, 05/20/31(b)		250	222,416
Series 2018-2A, Class SUB, 0.00%, 10/20/31(b)		250	222,511
RSO REPO SPE Trust, 5.20%, 09/15/20(a)(d)		1,262	1,249,759
TIAA CLO II Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 5.85%), 8.44%, 04/20/29(a)(c)		1,000	955,591
TICP CLO XII Ltd., Series 2018-12A, Class E, 8.31%, 01/15/31(a)(b)		1,000	973,043

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TRESTLES CLO II Ltd., Series 2018-2A, Class D, 8.33%, 07/25/31(a)(b)	USD	250	$234,968
West CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.65%), 6.22%, 11/07/25(a)(c)		1,000	1,000,345
Westcott Park CLO Ltd., Series 2016-1A, Class DR, 5.72%, 07/20/28(a)(b)		250	248,081

Total Asset-Backed Securities — 23.0% (Cost — $50,001,419)			49,319,092

Corporate Bonds — 63.1%

Argentina — 1.0%
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)		1,078	899,456
Tarjeta Naranja SA(Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 51.31%, 04/11/22(a)(c)		740	253,253
YPF SA(Argentina Deposit Rates Badlar Pvt Banks + 4.00%), 48.75%, 07/07/20(c)		2,788	1,004,338

			2,157,047

Australia — 0.1%
Santos Finance Ltd., 5.25%, 03/13/29		200	208,932

Austria — 0.4%
Suzano Austria GmbH, 6.00%, 01/15/29(a)(e)		861	940,642

Bermuda — 0.5%
Geopark Ltd., 6.50%, 09/21/24(a)(e)		1,000	1,020,000

Brazil — 0.3%
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(f)		615	635,756

British Virgin Islands — 1.0%
Baoxin Auto Finance I Ltd., 7.90%, 02/09/20		200	197,500
Central American Bottling Corp., 5.75%, 01/31/27(a)(e)		626	646,345
Coastal Emerald Ltd., 5.95%, 01/13/20		200	200,500
Easy Tactic Ltd.:
9.13%, 07/28/22		200	212,000
8.63%, 02/27/24		200	203,750
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	187,850
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	156,000
Rock International Investment Co., 6.63%, 03/27/20		350	277,375

			2,081,320

Canada — 3.8%
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	100	115,177
9.00%, 12/15/25(a)(e)	USD	844	943,001
Frontera Energy Corp., 9.70%, 06/25/23(a)(e)		2,000	2,126,875
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,500	1,368,750
Largo Resources Ltd., 9.25%, 06/01/21(a)		210	219,954
Masonite International Corp., 5.63%, 03/15/23(a)		399	410,970
NOVA Chemicals Corp., 5.25%, 06/01/27(a)(e)		1,495	1,590,307
Stoneway Capital Corp., 10.00%, 03/01/27(a)(e)		1,400	1,318,022
TransCanada PipeLines Ltd., 4.88%, 01/15/26		75	82,776

			8,175,832

Cayman Islands — 6.1%
21Vianet Group, Inc., 7.88%, 10/15/21		200	205,500
Ambac LSNI LLC, 7.59%, 02/12/23(a)(b)		542	550,921
Anton Oilfield Services Group, 9.75%, 12/05/20		200	204,345
Central China Real Estate Ltd., 7.33%, 01/27/20		200	201,500
CFLD Cayman Investment Ltd., 8.63%, 02/28/21		200	207,500

Security		Par (000)	Value

Cayman Islands (continued)
China Aoyuan Group Ltd.:
7.50%, 05/10/21	USD	200	$206,000
8.50%, 01/23/22		200	211,174
7.95%, 02/19/23		200	208,388
China Evergrande Group:
7.00%, 03/23/20		200	201,063
9.50%, 04/11/22		235	232,650
4.25%, 02/14/23	HKD	4,000	479,889
10.00%, 04/11/23	USD	300	291,663
China SCE Group Holdings Ltd., 8.75%, 01/15/21		200	209,500
China SCE Property Holdings Ltd., 7.45%, 04/17/21		300	306,968
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		400	396,169
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24		200	206,188
Energuate Trust, 5.88%, 05/03/27(a)		503	514,317
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	191,000
11.75%, 04/17/22		200	196,000
Future Land Development Holdings Ltd., 7.50%, 01/22/21		200	205,500
Gol Finance, Inc., 7.00%, 01/31/25(a)(e)		1,000	975,000
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	188,770
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(a)		400	372,500
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	190,850
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	202,000
Latam Finance Ltd., 6.88%, 04/11/24(a)(e)		645	669,792
Pearl Holding III Ltd., 9.50%, 12/11/22		200	162,900
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		200	199,086
6.95%, 04/17/21		300	300,000
Redco Properties Group Ltd., 13.50%, 01/21/20		200	206,000
Ronshine China Holdings Ltd., 8.75%, 10/25/22		200	197,522
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44		600	666,000
Sunac China Holdings Ltd., 7.25%, 06/14/22		200	200,250
Times China Holdings Ltd., 7.63%, 02/21/22		200	206,000
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)(e)		1,239	1,322,632
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	199,522
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21		700	724,062
8.63%, 01/23/22		200	209,000
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		200	206,688
12.50%, 01/02/21		200	213,313

			13,038,122

Chile — 0.4%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)(e)		735	763,275
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	199,640

			962,915

China — 0.7%
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/20(c)(g)(h)		300	234,000
Excel Capital Global Ltd., 7.00%(b)(i)		200	202,406
Greenland Global Investment Ltd., 7.18%, 09/26/21(b)		200	203,150
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	193,170
Huachen Energy Co. Ltd., 6.63%, 05/18/20(g)(h)		300	193,359
Scenery Journey Ltd., 11.00%, 11/06/20		200	208,000
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,000

			1,433,085

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colombia — 0.2%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)	USD	400	$394,250

Czech Republic — 0.1%
Residomo SRO, 3.38%, 10/15/24	EUR	100	118,040

Denmark — 0.2%
DKT Finance ApS, 7.00%, 06/17/23		280	347,717

Dominican Republic — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)(e)	USD	928	975,560

France — 1.1%
BNP Paribas SA, 4.38%, 03/01/33(b)(e)		800	824,133
BPCE SA, 5.15%, 07/21/24(a)(e)		600	649,068
Credit Agricole SA, 4.00%, 01/10/33(a)(b)		750	758,418
Crown European Holdings SA, 2.25%, 02/01/23	EUR	100	119,822
Parts Europe SA, 5.50%, 05/01/22(b)		101	115,422

			2,466,863

Germany — 1.2%
IHO Verwaltungs GmbH, (4.38% PIK), 3.63%, 05/15/25(f)		100	116,269
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(b)		500	559,065
Merck KGaA(5 year EUR Swap + 2.94%), 2.88%, 06/25/79(j)		400	469,647
Schaeffler AG:
1.13%, 03/26/22		100	116,382
1.88%, 03/26/24		50	59,349
thyssenkrupp AG, 2.88%, 02/22/24		164	194,395
Unitymedia GmbH, 6.13%, 01/15/25(a)(e)	USD	988	1,027,767

			2,542,874

India — 0.3%
Adani Ports & Special Economic Zone Ltd., 4.38%, 07/03/29(a)		441	447,296
ReNew Power Synthetic, 6.67%, 03/12/24		200	204,137

			651,433

Indonesia — 0.1%
Jasa Marga Persero Tbk PT, 7.50%, 12/11/20	IDR	1,500,000	103,892
Wijaya Karya Persero Tbk PT, 7.70%, 01/31/21		2,000,000	138,142

			242,034

Ireland — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 05/15/23	EUR	100	117,406
6.00%, 02/15/25(a)(e)	USD	1,000	1,036,250
4.75%, 07/15/27	GBP	140	173,348
Bank of Ireland Group PLC, 4.13%, 09/19/27(b)	USD	500	486,791
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		841	868,417
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	110	144,402
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	280	327,589

			3,154,203

Italy — 1.0%
Assicurazioni Generali SpA(3 mo. EURIBOR + 5.35%), 5.00%, 06/08/48(j)		500	628,486
Banca Carige SpA, 0.75%, 07/26/20		200	227,969
Buzzi Unicem SpA, 2.13%, 04/28/23		100	117,974
Nexi Capital SpA, 4.13%, 11/01/23		100	117,742
Sisal Group SpA, 7.00%, 07/31/23		100	116,828
Telecom Italia SpA, 1.13%, 03/26/22(k)		100	112,156

Security		Par (000)	Value

Italy (continued)
UniCredit SpA:
6.57%, 01/14/22(a)(e)	USD	700	$744,140
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(j)	EUR	100	119,696

			2,184,991

Japan — 0.1%
SoftBank Group Corp., 4.00%, 04/20/23		200	246,700

Jersey — 0.2%
AA Bond Co. Ltd., 2.88%, 07/31/43	GBP	100	120,821
CPUK Finance Ltd., 4.25%, 02/28/47		100	127,111
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	240	279,287

			527,219

Luxembourg — 2.9%
Allergan Funding SCS, 3.80%, 03/15/25	USD	45	46,700
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	128,468
Cabot Financial Luxembourg SA, 7.50%, 10/01/23		100	131,122
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	117,974
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22		100	104,404
Gilex Holding Sarl, 8.50%, 05/02/23(a)	USD	214	226,361
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	100	116,837
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	167	147,795
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		404	368,650
8.50%, 10/15/24(a)		44	43,560
Intelsat SA, 4.50%, 06/15/25(a)		94	130,041
Lincoln Financing Sarl:
3.63%, 04/01/24	EUR	104	122,350
3.88%, 04/01/24(b)		100	114,279
Minerva Luxembourg SA, 6.50%, 09/20/26(a)	USD	557	578,232
Nexa Resources SA, 5.38%, 05/04/27(a)(e)		1,350	1,416,319
Puma International Financing SA, 5.13%, 10/06/24(a)		1,000	919,986
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)		928	999,920
Telecom Italia Capital SA, 6.38%, 11/15/33		385	399,438
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	111,046

			6,223,482

Mexico — 3.2%
Axtel SAB de CV, 6.38%, 11/14/24(a)(e)	USD	1,000	1,019,687
BBVA Bancomer SA, 6.75%, 09/30/22(a)		500	544,150
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		444	464,951
Cydsa SAB de CV, 6.25%, 10/04/27(a)(e)		800	800,250
Grupo Bimbo SAB de CV, 5.95%(a)(b)(i)		796	835,720
Grupo Posadas SAB de CV, 7.88%, 06/30/22(a)(e)		1,000	1,000,313
Mexichem SAB de CV, 5.50%, 01/15/48(a)		460	458,390
Petroleos Mexicanos:
6.50%, 03/13/27		417	412,705
5.35%, 02/12/28		19	17,292
Trust F/1401, 6.95%, 01/30/44		1,192	1,331,315

			6,884,773

Mongolia — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	202,437

Netherlands — 3.7%
ABN AMRO Bank NV(5 year USD Swap + 2.20%), 4.40%, 03/27/28(j)		800	824,566
ASR Nederland NV, 3.38%, 05/02/49(b)	EUR	130	153,760
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		100	118,247
Hertz Holdings Netherlands BV, 5.50%, 03/30/23		110	132,109
Iberdrola International BV, 3.25%(b)(i)		200	245,559
ING Groep NV, 4.70%, 03/22/28(j)	USD	800	832,869

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	$123,717
NN Group NV(3 mo. EURIBOR + 4.95%), 4.63%, 01/13/48(j)		500	651,894
NXP BV/NXP Funding LLC, 3.88%, 09/01/22(a)	USD	200	205,648
OCI NV, 5.00%, 04/15/23	EUR	180	216,427
Petrobras Global Finance BV:
5.30%, 01/27/25	USD	430	456,230
8.75%, 05/23/26(e)		659	813,931
6.00%, 01/27/28(e)		706	750,654
7.25%, 03/17/44		460	511,463
United Group BV, 4.88%, 07/01/24	EUR	240	283,132
Ziggo BV, 5.50%, 01/15/27(a)(e)	USD	1,540	1,566,503

			7,886,709

Panama — 0.6%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd.:
8.38%, 05/10/20		757	726,870
8.38%, 05/10/20(a)		400	384,079
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	210,625

			1,321,574

Portugal — 0.3%
EDP — Energias de Portugal SA, 4.50%, 04/30/79(b)	EUR	500	621,141

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 3.50%, 04/16/29(a)	USD	215	217,419

Singapore — 0.5%
Alam Synergy Pte Ltd., 11.50%, 04/22/21		200	215,188
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	215,100
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	204,294
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		200	215,437
Mulhacen Pte Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	310	334,435

			1,184,454

South Africa — 0.3%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)	USD	340	366,584
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		254	265,430

			632,014

Spain — 0.7%
Banco de Sabadell SA, 5.38%, 12/12/28(b)	EUR	400	499,715
Banco Santander SA, 2.13%, 02/08/28		500	594,287
Hipercor SA, 3.88%, 01/19/22		300	365,053

			1,459,055

Sweden — 0.1%
Verisure Holding AB, 3.50%, 05/15/23		144	170,292
Verisure Midholding AB, 5.75%, 12/01/23		100	117,550

			287,842

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 3.49%, 05/23/23(a)	USD	200	205,035

United Kingdom — 2.3%
Aon PLC, 3.88%, 12/15/25(e)		185	196,806
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	240	299,073
Barclays Bank PLC, 6.63%, 03/30/22	EUR	300	393,103
Barclays PLC:
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(j)		100	115,162
4.84%, 05/09/28(e)	USD	500	511,381
eG Global Finance PLC:
3.63%, 02/07/24	EUR	175	198,396
4.38%, 02/07/25		100	113,198

Security		Par (000)	Value

United Kingdom (continued)
GKN Holdings Ltd., 5.38%, 09/19/22	GBP	100	$138,201
International Game Technology PLC, 4.75%, 02/15/23	EUR	100	126,673
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	129,376
Ladbrokes Group Finance PLC:
5.13%, 09/16/22		7	8,896
5.13%, 09/08/23		200	265,292
MARB BondCo PLC:
7.00%, 03/15/24	USD	200	207,517
6.88%, 01/19/25(a)(e)		1,357	1,408,030
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	134,259
Stonegate Pub Co. Financing PLC, 7.04%, 03/15/22(b)		100	127,586
Tesco Corporate Treasury Services PLC, 1.38%, 10/24/23	EUR	100	117,542
Vedanta Resources Ltd., 7.13%, 05/31/23	USD	500	493,906

			4,984,397

United States — 27.4%
AbbVie, Inc., 3.60%, 05/14/25		75	77,488
Altria Group, Inc., 4.40%, 02/14/26		75	80,254
Ambac Assurance Corp., 5.10%, 06/07/20(a)		23	32,025
American Airlines Group, Inc.:
5.00%, 06/01/22(a)		1,214	1,250,784
4.87%, 04/22/25(d)		234	240,015
4.00%, 12/15/25		179	179,000
American Tower Corp., 3.38%, 05/15/24		185	190,309
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25		393	415,845
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29(e)		185	210,013
Arconic, Inc., 6.75%, 01/15/28(e)		1,540	1,678,600
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(a)		278	292,943
AT&T, Inc., 3.40%, 05/15/25		75	77,100
Bank of America Corp., 3.37%, 01/23/26(b)		75	77,392
BAT Capital Corp., 3.22%, 08/15/24		75	75,493
Bayer US Finance II LLC, 4.25%, 12/15/25(a)		200	211,616
Bristow Group, Inc., 8.75%, 03/01/23(a)(e)(g)		537	520,890
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		57	47,880
Capital One Financial Corp., 3.90%, 01/29/24		39	40,987
Carlson Travel, Inc., 6.75%, 12/15/23(a)(e)		886	897,075
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(e)		210	202,650
Celgene Corp., 3.88%, 08/15/25		100	107,147
Centennial Resource Production LLC, 5.38%, 01/15/26(a)(e)		1,000	950,000
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.91%, 07/23/25		185	200,844
5.05%, 03/30/29(e)		800	883,714
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		400	445,500
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(a)(f)(k)		645	677,415
Chesapeake Energy Corp., 7.00%, 10/01/24(e)		1,329	1,192,777
Cimarex Energy Co., 4.38%, 03/15/29		181	192,440
Citigroup, Inc.:
3.30%, 04/27/25		75	77,595
6.68%, 09/13/43(e)		500	693,809
Commercial Metals Co., 5.38%, 07/15/27		95	94,525
Continental Resources, Inc., 5.00%, 09/15/22(e)		533	537,374
CVS Health Corp., 3.88%, 07/20/25		75	78,313
DaVita, Inc., 5.00%, 05/01/25(e)		875	863,844
Diamondback Energy, Inc., 4.75%, 11/01/24(a)(e)		513	527,749
DTE Energy Co., Series B, 2.60%, 06/15/22		21	21,095

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DuPont de Nemours, Inc., 4.49%, 11/15/25	USD	75	$82,992
Energen Corp., 4.63%, 09/01/21		72	72,720
Energy Transfer Operating LP, 4.25%, 03/15/23		75	78,294
Enterprise Products Operating LLC, 3.75%, 02/15/25		75	79,343
Equinix, Inc., 2.88%, 03/15/24	EUR	100	118,827
Fidelity National Information Services, Inc., 3.00%, 08/15/26	USD	185	187,191
First Data Corp., 5.00%, 01/15/24(a)(e)		504	516,348
FirstEnergy Corp., Series B, 4.25%, 03/15/23		75	78,792
Fiserv, Inc.:
3.85%, 06/01/25		75	79,383
3.20%, 07/01/26		44	44,910
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(e)		1,050	1,055,271
Ford Motor Credit Co. LLC:
1.51%, 02/17/23	EUR	100	114,431
3.02%, 03/06/24		230	276,995
5.58%, 03/18/24	USD	292	313,426
Forestar Group, Inc., 8.00%, 04/15/24(a)		488	511,790
Frontier Communications Corp.(a):
8.50%, 04/01/26(e)		1,500	1,455,000
8.00%, 04/01/27		914	950,560
GLP Capital LP/GLP Financing II, Inc., 5.38%, 11/01/23(e)		495	530,729
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		149	152,353
Goldman Sachs Group, Inc.:
3.75%, 05/22/25		75	78,448
5.15%, 05/22/45(e)		700	801,190
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		150	158,813
HCA, Inc.:
5.88%, 02/15/26(e)		1,540	1,701,700
5.88%, 02/01/29		48	52,620
HSBC Holdings PLC, 5.25%, 03/14/44(e)		700	819,053
International Business Machines Corp., 3.30%, 05/15/26(e)		100	103,661
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		75	78,248
IQVIA, Inc., 3.25%, 03/15/25	EUR	100	117,115
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)(e)	USD	1,540	1,545,775
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	117,369
Jagged Peak Energy LLC, 5.88%, 05/01/26(e)	USD	649	639,265
JPMorgan Chase & Co. (3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(j)		75	79,508
Kaiser Aluminum Corp., 5.88%, 05/15/24(e)		1,540	1,601,600
KB Home, 7.63%, 05/15/23		189	211,208
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(a)		800	827,000
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22		75	78,079
Level 3 Financing, Inc., 5.63%, 02/01/23		92	93,146
Marsh & McLennan Cos., Inc., 4.38%, 03/15/29		75	82,747
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	110	128,621
5.50%, 04/15/24(a)	USD	150	150,075
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 09/01/26(e)		1,600	1,642,000
Mid-America Apartments LP, 3.95%, 03/15/29		44	46,561
Morgan Stanley, 3.63%, 01/20/27		75	78,715
MPLX LP, 4.00%, 02/15/25		185	193,186
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 03/24/25	EUR	100	123,146
Newfield Exploration Co., 5.63%, 07/01/24	USD	185	204,555

Security		Par (000)	Value

United States (continued)
Nexstar Escrow, Inc., 5.63%, 07/15/27(a)(l)	USD	421	$430,999
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(e)		1,000	1,270,000
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		3	3,086
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(a)(e)		1,495	1,629,550
Pacific Drilling SA, 8.38%, 10/01/23(a)		148	146,520
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(a)		42	43,628
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24(a)(e)		403	419,120
Post Holdings, Inc., 5.00%, 08/15/26(a)(e)		1,540	1,561,175
PPL Capital Funding, Inc., 3.95%, 03/15/24		75	78,656
PulteGroup, Inc., 5.50%, 03/01/26		302	326,160
QEP Resources, Inc., 6.88%, 03/01/21		190	195,225
Quicken Loans, Inc., 5.75%, 05/01/25(a)(e)		1,638	1,689,187
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25		185	207,213
Sable Permian Resources Land LLC/AEPB Finance Corp., 13.00%, 11/30/20(a)(e)(h)		1,400	1,330,000
Sabre GLBL, Inc., 5.38%, 04/15/23(a)		400	409,000
Schlumberger Holdings Corp., 3.75%, 05/01/24(a)		55	57,309
Scientific Games International, Inc., 10.00%, 12/01/22(e)		740	776,075
SEACOR Holdings, Inc., 3.25%, 05/15/30		1,500	1,416,969
Sirius XM Radio, Inc., 4.63%, 07/15/24(a)(l)		535	547,455
Sprint Corp., 7.88%, 09/15/23(e)		787	854,879
Steel Dynamics, Inc., 5.50%, 10/01/24(e)		496	513,980
Sunoco LP/Sunoco Finance Corp., Series WI, 4.88%, 01/15/23(e)		607	619,899
Synchrony Financial, 4.38%, 03/19/24		93	97,384
Talen Energy Supply LLC(a):
7.25%, 05/15/27		730	748,250
6.63%, 01/15/28(l)		386	383,587
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		366	372,405
Total System Services, Inc., 3.75%, 06/01/23		75	77,414
TransDigm, Inc.(e):
6.50%, 05/15/25		1,540	1,557,710
6.25%, 03/15/26(a)		512	538,880
TRI Pointe Group, Inc., 4.88%, 07/01/21(e)		676	689,520
Tyson Foods, Inc., 4.00%, 03/01/26		20	21,272
United Rentals North America, Inc., 4.88%, 01/15/28(e)		1,500	1,530,000
United Technologies Corp., 3.95%, 08/16/25		75	80,880
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(a)(e)		200	183,500
VeriSign, Inc., 4.75%, 07/15/27(e)		414	431,077
Verizon Communications, Inc., 4.33%, 09/21/28		145	160,688
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		293	323,213
Vistra Energy Corp.:
5.88%, 06/01/23		28	28,630
7.63%, 11/01/24		189	199,864
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)		450	466,312
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23(e)		1,500	1,481,250
Wells Fargo & Co., 3.75%, 01/24/24		40	42,054
William Lyon Homes, Inc., 6.63%, 07/15/27(a)(l)		853	850,867
Williams Cos., Inc., 4.00%, 09/15/25		145	153,443
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	162	192,226
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 01/15/27(a)(e)	USD	832	847,708

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Zekelman Industries, Inc., 9.88%, 06/15/23(a)	USD	72	$76,005

			58,855,483

Total Corporate Bonds — 63.1% (Cost — $135,292,022)			135,471,350

Floating Rate Loan Interests(c) — 8.3%

Luxembourg — 0.2%
Intelsat Jackson Holdings SA, 2017 Term Loan B4, 01/02/24(m)		430	431,040

Netherlands — 0.5%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		1,071	1,069,961

United States — 7.6%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25		377	377,622
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 7.07%, 02/05/24		371	370,840
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 7.15%, 11/03/25		402	381,566
Bristow Group, Inc., Prepetition Term Loan, (3 mo. LIBOR + 7.00%), 9.50%, 05/10/22(d)		159	152,777
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.15%, 12/31/22		893	852,181
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.43%, 10/04/19(d)		1,796	1,795,645
CLGF Holdco 1 LLC, Term Loan, (3 mo. LIBOR + 5.00%), 7.59%, 12/20/19(d)		1,250	1,243,750
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.40%, 08/13/25(d)		562	559,364
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.15%, 04/01/24		1,560	1,549,141
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		882	876,555
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 3.00%), 5.40%, 05/29/26		459	459,477
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.15%, 11/08/22(d)		1,504	1,413,760
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 8.57%, 08/07/23(d)		326	319,961
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.35%, 04/12/25		1,459	1,415,411
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.94%, 02/28/25(d)		850	781,723
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, (1 mo. LIBOR + 3.38%), 5.82%, 08/08/20(d)		1,352	1,352,211
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 5.23%, 08/14/24		1,560	1,535,322
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.65%, 05/23/25		159	152,084
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.40%, 11/21/24		852	846,722

			16,436,112

Total Floating Rate Loan Interests — 8.3% (Cost — $18,213,046)			17,937,113

Security		Par (000)	Value

Foreign Agency Obligations — 6.3%

Colombia — 1.2%
Colombia Government International Bond:
4.38%, 07/12/21	USD	215	$222,525
8.13%, 05/21/24		590	727,359
4.50%, 01/28/26(e)		671	725,016
3.88%, 04/25/27(e)		870	907,845

			2,582,745

Egypt — 1.3%
Egypt Government International Bond:
5.75%, 04/29/20(e)		1,051	1,066,765
7.60%, 03/01/29(a)		256	270,080
6.38%, 04/11/31(a)	EUR	737	852,709
8.50%, 01/31/47(a)	USD	488	516,670

			2,706,224

Indonesia — 0.8%
Indonesia Government International Bond:
4.75%, 01/08/26		200	217,812
4.10%, 04/24/28		200	211,250
Indonesia Treasury Bond:
8.38%, 09/15/26	IDR	8,525,000	641,148
6.13%, 05/15/28		10,559,000	688,736

			1,758,946

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22	USD	200	192,000

Mexico — 0.2%
Mexico Government International Bond, 4.15%, 03/28/27		320	336,000

Nigeria — 0.2%
Nigeria Government International Bond, 7.63%, 11/21/25(e)		460	501,400

Paraguay — 0.1%
Paraguay Government International Bond, 5.40%, 03/30/50(a)		250	278,594

Qatar — 1.1%
Qatar Government International Bond:
4.50%, 04/23/28		920	1,028,100
4.00%, 03/14/29(a)(e)		1,145	1,235,884

			2,263,984

Russia — 0.2%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		200	213,062
4.25%, 06/23/27		200	206,700

			419,762

Saudi Arabia — 0.8%
Saudi Government International Bond:
4.38%, 04/16/29(a)		200	216,500
4.50%, 04/17/30(e)		1,200	1,309,200
5.25%, 01/16/50(a)		200	227,375

			1,753,075

South Africa — 0.1%
Republic of South Africa Government International Bond, 5.88%, 05/30/22(e)		224	240,310

Sri Lanka — 0.2%
Sri Lanka Government International Bond, 7.85%, 03/14/29		400	413,750

Total Foreign Agency Obligations — 6.3% (Cost — $12,890,684)			13,446,790

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 20.2%

Collateralized Mortgage Obligations — 2.1%
Alternative Loan Trust, Series 2007-AL1, Class A1, (1 mo. LIBOR US + 0.25%), 2.65%, 06/25/37(c)	USD	796	$648,769
ARI Investments LLC, 5.32%, 01/06/25(b)(d)		843	843,102
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.62%, 12/26/37(a)(b)		1,049	968,957
Citicorp Mortgage Securities Trust, Series 2007-9, Class 1A1, 6.25%, 12/25/37		982	883,284
RALI Trust, Series 2006-QO6, Class A1, (1 mo. LIBOR US + 0.18%), 2.58%, 06/25/46(c)		3,007	1,189,743

			4,533,855

Commercial Mortgage-Backed Securities — 18.1%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		380	371,526
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class B, (1 mo. LIBOR US + 2.50%), 4.89%, 04/15/27(a)(c)		437	438,942
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.05%), 5.44%, 12/15/36(a)(c)		190	191,423
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR + 1.50%), 3.90%, 12/25/37(a)(c)		2,000	1,712,738
BBCMS Mortgage Trust(a)(c):
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.50%), 5.89%, 08/15/36		550	550,684
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 3.84%, 03/15/37		500	499,841
BBCMS Trust(a):
Series 2015-STP, Class E, 4.29%, 09/10/28(b)		1,000	986,674
Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.73%), 4.12%, 12/15/31(c)		424	421,328
Benchmark Mortgage Trust, Series 2018-B7, Class C, 5.02%, 05/15/53(b)		1,000	1,103,486
BX Commercial Mortgage Trust, Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 5.39%, 11/15/35(a)(c)		812	814,659
BXP Trust, Series 2017-CC(a)(b):
Class D, 3.67%, 08/13/37		180	178,731
Class E, 3.67%, 08/13/37		350	331,138
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 4.54%, 12/15/37(a)(c)		633	638,533
CCRE Commercial Mortgage Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39		1,000	1,056,188
CFCRE Commercial Mortgage Trust, Class C(b):
Series 2011-C1, 6.27%, 04/15/44(a)		1,000	1,051,068
Series 2016-C3, 4.76%, 01/10/48		1,000	1,058,179
Citigroup Commercial Mortgage Trust(b):
Series 2015-GC27, Class C, 4.43%, 02/10/48		1,000	1,029,781
Series 2016-C1, Class C, 4.95%, 05/10/49		534	583,872
Series 2016-C1, Class D, 4.95%, 05/10/49(a)		1,000	1,013,567
Series 2016-P3, Class D, 2.80%, 04/15/49(a)		500	432,262
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.50%), 5.87%, 06/11/32(a)(c)		790	793,946
COMM Mortgage Trust, Series 2015-CR23, Class CME, 3.81%, 05/10/48(a)(b)		600	598,986
Commercial Mortgage Trust, Series 2015-CR23(a)(b):
Class CMC, 3.81%, 05/10/48		1,000	1,002,416
Class CMD, 3.81%, 05/10/48		1,150	1,151,201
Core Industrial Trust, Series 2015-WEST, Class E, 4.23%, 02/10/37(a)(b)		1,000	1,057,706

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(a)(b)	USD	499	$478,221
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(b)		11,000	679,140
DBUBS Mortgage Trust(a)(b):
Series 2011-LC1A, Class E, 5.70%, 11/10/46		1,000	1,038,633
Series 2017-BRBK, Class F, 3.53%, 10/10/34		390	385,441
GS Mortgage Securities Corp. Trust, Series 2017-500K(a)(c):
Class D, (1 mo. LIBOR US + 1.30%), 3.69%, 07/15/32		120	119,630
Class E, (1 mo. LIBOR US + 1.50%), 3.89%, 07/15/32		240	239,925
Class F, (1 mo. LIBOR US + 1.80%), 4.19%, 07/15/32		10	9,956
Class G, (1 mo. LIBOR US + 2.50%), 4.89%, 07/15/32		70	69,538
GS Mortgage Securities Trust, Series 2017-GS7(a):
Class D, 3.00%, 08/10/50		375	336,158
Class E, 3.00%, 08/10/50		300	266,928
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(b)		1,619	1,610,033
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.80%, 03/15/50(a)(b)		1,240	1,268,240
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFX, 5.54%, 07/05/33(a)		250	255,758
LSTAR Commercial Mortgage Trust, Series 2017-5(a)(b):
Class C, 4.87%, 03/10/50		1,000	980,263
Class X, 1.11%, 03/10/50		12,429	538,043
MAD Mortgage Trust, Series 2017-330M(a)(b):
Class D, 4.11%, 08/15/34		130	132,703
Class E, 4.17%, 08/15/34		180	177,954
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 08/25/34(a)		997	1,063,449
Morgan Stanley Bank of America Merrill Lynch Trust, Class D:
Series 2015-C23, 4.27%, 07/15/50(a)(b)		1,000	976,810
Series 2015-C25, 3.07%, 10/15/48		80	75,766
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		1,010	849,400
Series 2017-H1, Class XD, 2.36%, 06/15/50(a)(b)		8,625	1,279,174
Series 2018-H4, Class C, 5.25%, 12/15/51(b)		711	790,625
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(b)		250	245,820
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 4.94%, 07/15/35(a)(c)		220	222,318
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.60%), 4.99%, 03/15/34(a)(c)		1,000	1,001,256
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, (1 mo. LIBOR US + 3.05%), 5.44%, 11/15/34(a)(c)		160	161,299
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class E, 4.06%, 04/09/37(a)(b)		170	160,616
Olympic Tower Mortgage Trust, Series 2017-OT(a)(b):
Class D, 3.95%, 05/10/39		140	143,448
Class E, 3.95%, 05/10/39		190	185,843
RAIT Trust, Series 2017-FL7, Class C, (1 mo. LIBOR + 2.50%), 4.89%, 06/15/37(a)(c)		260	256,294
US 2018-USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(b)		769	802,016
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D, 3.75%, 12/15/48(b)		305	302,541
Series 2016-C37, Class C, 4.64%, 12/15/49(b)		1,000	1,044,804
Series 2016-NXS5, Class D, 5.04%, 01/15/59(b)		500	514,527

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.16%), 4.55%, 12/15/36(a)(c)	USD	99	$98,416
Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 4.77%, 03/25/38(b)		746	651,648
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.77%, 04/15/45(a)(b)		350	366,487

			38,847,996

Total Non-Agency Mortgage-Backed Securities — 20.2% (Cost — $41,677,563)			43,381,851

Preferred Securities — 4.1%

Capital Trusts — 4.1%

Australia — 0.1%
Origin Energy Finance Ltd., 4.00%, 09/16/74(j)		100	114,457

Cayman Islands — 0.2%
Agile Group Holdings Ltd., 6.88%(b)(i)		200	196,187
FWD Ltd., 5.50%(b)(i)		200	186,116
King Talent Management Ltd., 5.60%(b)(i)		200	174,000

			556,303

Denmark — 0.4%
Orsted A/S, 2.25%, 11/24/17(b)		800	938,335

France — 1.6%
AXA SA, 3.25%, 05/28/49(b)		700	875,424
Engie SA, 3.25%(b)(i)		700	868,087
Societe Generale SA, 5.63%, 11/24/45		700	800,010
Solvay Finance SA, 5.43%(i)(j)		140	184,633
TOTAL SA, 3.37%(i)(j)		600	760,550

			3,488,704

Hong Kong — 0.1%
Yancoal International Resources Development Co. Ltd., 5.75%(i)(j)		235	236,175

Luxembourg — 0.1%
Holcim Finance Luxembourg SA, 3.00%(b)(i)		100	117,425

Netherlands — 1.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(j)		500	538,750
ATF Netherlands BV, 3.75%(i)(j)		300	355,652
Naturgy Finance BV, 4.13%(i)(j)		100	123,521
Repsol International Finance BV, 3.88%(i)(j)		100	119,680
Telefonica Europe BV(i):
3.75%(j)		300	360,326
3.88%(b)		500	588,358
Volkswagen International Finance NV(i)(j):
3.88%		500	578,500
4.63%		300	373,943

			3,038,730

South Korea — 0.1%
KDB Life Insurance Co. Ltd., 7.50%(b)(i)		200	194,625

United States — 0.1%
Belden, Inc., 4.13%, 10/15/26		100	120,967

Total Capital Trusts — 4.1% (Cost — $8,359,400)			8,805,721

Total Preferred Securities — 4.1% (Cost — $8,359,400)			8,805,721

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 0.8%

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 5.40%, 10/25/29(c)	USD	106	$110,801
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 7.55%, 10/25/29(c)		1,000	1,138,605

			1,249,406

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(b)		500	483,635

Total U.S. Government Sponsored Agency Securities — 0.8% (Cost — $1,578,007)			1,733,041

Total Long-Term Investments — 125.8% (Cost — $268,012,141)			270,094,958

Short-Term Securities — 1.5%

Foreign Agency Obligations — 0.6%
Egypt Treasury Bills, 16.50%, 08/20/19(n)	EGP	23,825	1,396,834

Total Foreign Agency Obligations — 0.6% (Cost — $1,328,419)			1,396,834

		Shares

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(p)(q)		1,875,883	1,875,883

Total Money Market Funds — 0.9% (Cost — $1,875,883)			1,875,883

Total Short-Term Securities — 1.5% (Cost — $3,204,302)			3,272,717

Total Investments — 127.3% (Cost — $271,216,443)			273,367,675

Liabilities in Excess of Other Assets — (27.3)%			(58,590,898)

Net Assets — 100.0%			$214,776,777

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is Classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Perpetual security with no stated maturity date.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Convertible security.
(l)	When-issued security.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rates shown are discount rates or a range of discount rates as of period end.
(o)	Zero-coupon bond.
(p)	Annualized 7-day yield as of period end.

(q)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,363,454	(487,571)	1,875,883	$1,875,883	$42,295	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	3.15%	08/20/18	Open	$589,000	$603,865	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	3.15	11/15/18	Open	673,000	685,519	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.65	02/26/19	Open	590,480	595,870	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC.	2.50	03/11/19	Open	653,689	658,637	Foreign Agency Obligations	Open/Demand
Citigroup Global Markets, Inc.	1.75	03/26/19	Open	761,000	764,551	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/04/19	Open	811,250	817,230	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/04/19	Open	691,250	696,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/04/19	Open	832,390	838,525	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/04/19	Open	670,800	675,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/04/19	Open	1,274,488	1,283,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/09/19	Open	158,812	159,265	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/09/19	Open	960,351	965,820	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.50	04/09/19	Open	1,063,200	1,069,254	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/09/19	Open	727,371	731,762	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.65	04/09/19	Open	1,173,000	1,180,080	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.75	04/09/19	Open	548,750	552,187	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	04/09/19	Open	558,750	562,250	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.85	04/09/19	Open	821,179	826,510	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	861,880	867,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	1,115,625	1,123,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	1,185,679	1,193,781	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	930,038	936,393	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	146,250	147,249	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	462,000	465,157	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	980,625	987,326	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/09/19	Open	725,000	729,954	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	04/09/19	Open	662,008	666,607	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	04/09/19	Open	217,217	218,726	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	2.79	04/09/19	Open	711,375	715,896	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	04/09/19	Open	721,000	725,582	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	04/09/19	Open	749,000	753,760	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,239,700	1,248,312	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	341,039	343,408	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	778,750	784,160	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,270,000	1,278,823	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,220,450	1,228,929	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	423,844	426,788	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	410,440	413,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	335,857	338,191	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,318,625	1,327,786	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,149,750	1,157,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,295,525	1,304,525	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	983,750	990,584	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,243,550	1,252,189	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,278,200	1,287,080	Corporate Bonds	Open/Demand

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	3.05%	04/09/19	Open	$528,935	$532,610	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	1,349,425	1,358,800	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.05	04/09/19	Open	405,625	408,443	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.72	04/10/19	Open	696,500	700,763	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.74	04/10/19	Open	136,687	137,530	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.78	04/10/19	Open	675,938	680,166	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	04/10/19	Open	469,980	473,036	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	04/10/19	Open	480,937	484,065	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	04/10/19	Open	480,000	483,121	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	04/10/19	Open	485,696	488,855	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	04/10/19	Open	626,145	630,231	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	04/10/19	Open	815,120	820,439	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	04/10/19	Open	834,505	839,950	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	04/10/19	Open	635,400	639,546	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	04/10/19	Open	878,063	883,891	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.98	04/10/19	Open	1,847,500	1,859,887	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	04/10/19	Open	1,391,250	1,400,641	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	04/10/19	Open	1,300,950	1,309,731	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	04/10/19	Open	803,663	809,178	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	3.05	04/10/19	Open	1,002,140	1,009,017	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.20	04/10/19	Open	1,106,381	1,114,347	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.20	04/10/19	Open	867,116	873,359	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.20	04/10/19	Open	847,500	853,602	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.25	04/10/19	Open	582,112	586,369	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.25	04/10/19	Open	1,270,750	1,280,042	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	04/18/19	Open	780,700	785,514	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	04/24/19	Open	360,461	362,507	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	05/07/19	Open	405,950	407,472	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	2.79	06/27/19	Open	265,625	265,687	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	06/27/19	Open	250,625	250,683	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	06/27/19	Open	196,000	196,046	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	06/27/19	Open	194,500	194,545	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	06/27/19	Open	143,625	143,659	Corporate Bonds	Open/Demand

				$59,431,741	$59,844,281

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Long Treasury Bond	117	09/19/19	$16,161	$184,985
Long U.S. Treasury Bond	9	09/19/19	1,400	37,105
5-Year U.S. Treasury Note	28	09/30/19	3,308	41,306

				263,396

Short Contracts
10-Year U.S. Treasury Note	172	09/19/19	22,011	(437,854)
U.S. Ultra Bond	15	09/19/19	2,663	(90,576)
2-Year U.S. Treasury Note	135	09/30/19	29,049	(31,625)

				(560,055)

				$(296,659)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,415,000	USD	1,793,684	State Street Bank and Trust Co.	07/03/19	$3,387
USD	431,120	EUR	378,000	State Street Bank and Trust Co.	07/03/19	1,260
USD	18,528,370	EUR	16,238,000	UBS AG	08/06/19	11,173
IDR	486,312,484	USD	34,032	Bank of America N.A.	09/20/19	49

						15,869

EUR	16,238,000	USD	18,477,220	UBS AG	07/03/19	(11,411)
USD	104,887	EUR	93,000	BNP Paribas S.A.	07/03/19	(873)
USD	17,233,437	EUR	15,422,000	HSBC Bank USA N.A.	07/03/19	(304,419)
USD	389,642	EUR	345,000	JPMorgan Chase Bank N.A.	07/03/19	(2,691)
USD	1,784,502	GBP	1,417,000	JPMorgan Chase Bank N.A.	07/03/19	(15,109)
USD	1,734,771	ARS	83,008,792	Citibank N.A.	07/17/19	(173,890)
USD	1,796,651	GBP	1,415,000	State Street Bank and Trust Co.	08/06/19	(3,424)
USD	837,985	EUR	737,000	Bank of America N.A.	09/09/19	(4,610)
USD	230,472	HKD	1,805,000	Bank of America N.A.	09/20/19	(673)
USD	230,792	HKD	1,807,751	HSBC Bank USA N.A.	09/20/19	(704)
USD	278,000	IDR	4,018,493,290	Morgan Stanley & Co. International PLC	09/20/19	(3,616)

						(521,420)

						$(505,551)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.32%	Quarterly	2.14%	Semi-Annual	N/A	02/28/22	USD	6,900	$101,958	$59	$101,899

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	733	$(6,389)	$5,093	$(11,482)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	5,000	$(162,896)	$(533,955)	$371,059
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	3,000	(97,737)	(316,551)	218,814

								$(260,633)	$(850,506)	$589,873

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$59	$—	$101,899	$—
OTC Swaps	5,093	(850,506)	589,873	(11,482)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$263,396	$—	$263,396
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	15,869	—	—	15,869
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	101,899	—	101,899
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	594,966	—	—	—	—	594,966

	$—	$594,966	$—	$15,869	$365,295	$—	$976,130

Liabilities — Derivative Financial Instrument
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$560,055	$—	$560,055
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	521,420	—	—	521,420
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	861,988	—	—	—	—	861,988

	$—	$861,988	$—	$521,420	$560,055	$—	$1,943,463

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(435,954)	$—	$(435,954)
Forward foreign currency exchange contracts	—	—	—	436,702	—	—	436,702
Options purchased(a)	—	—	(65,029)	—	(42,793)	—	(107,822)
Swaps	—	252,090	—	—	(18,526)	—	233,564

	$—	$252,090	$(65,029)	$436,702	$(497,273)	$—	$126,490

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(84,976)	$—	$(84,976)
Forward foreign currency exchange contracts	—	—	—	(232,403)	—	—	(232,403)
Options purchased(a)	—	—	(2,016)	—	(63,226)	—	(65,242)
Swaps	—	688,485	—	—	161,849	—	850,334

	$—	$688,485	$(2,016)	$(232,403)	$13,647	$—	$467,713

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,850,633
Average notional value of contracts — short	$48,137,191
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$42,291,633
Average amounts sold — in USD	$19,874,302
Options:
Average value of option contracts purchased	$13,050
Average notional value of swaption contracts purchased	$—	(a)
Credit default swaps:
Average notional value — buy protection	$733,000
Average notional value — sell protection	$8,000,000
Interest rate swaps:
Average notional value — receives fixed rate	$6,900,000

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$12,185	$6,500
Forward foreign currency exchange contracts	15,869	521,420
Swaps — centrally cleared	—	1,881
Swaps — OTC(a)	594,966	861,988

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$623,020	$1,391,789
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,185)	(8,381)

Total derivative assets and liabilities subject to an MNA	$610,835	$1,383,408

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A. . . . .	$49	$(49)	$—	$—	$—
Citibank N.A. . . . . . . . . . . .	5,093	(5,093)	—	—	—
Morgan Stanley & Co. International PLC	589,873	(589,873)	—	—	—
State Street Bank and Trust Co.	4,647	(3,424)	—	—	1,223
UBS AG	11,173	(11,173)	—	—	—

	$610,835	$(609,612)	$—	$—	$1,223

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A. . . . .	$5,283	$(49)	$—	$—	$5,234
BNP Paribas S.A.	873	—	—	—	873
Citibank N.A. . . . . . . . . . . .	185,372	(5,093)	—	—	180,279
HSBC Bank USA N.A.	305,123	—	—	—	305,123
JPMorgan Chase Bank N.A.	17,800	—	—	—	17,800
Morgan Stanley & Co. International PLC	854,122	(589,873)	—	(220,000)	44,249
State Street Bank and Trust Co.	3,424	(3,424)	—	—	—
UBS AG	11,411	(11,173)	—	—	238

	$1,383,408	$(609,612)	$—	$(220,000)	$553,796

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$48,069,333	$1,249,759	$49,319,092
Corporate Bonds	592,045	134,639,290	240,015	135,471,350
Floating Rate Loan Interests	—	10,317,922	7,619,191	17,937,113
Foreign Agency Obligation	—	13,446,790	—	13,446,790
Non-Agency Mortgage-Backed Securities	—	42,538,749	843,102	43,381,851
Preferred Securities	—	8,805,721	—	8,805,721
U.S. Government Sponsored Agency Securities	—	1,733,041	—	1,733,041
Short-Term Securities:
Foreign Agency Obligations	—	1,396,834	—	1,396,834
Money Market Funds	1,875,883	—	—	1,875,883

	$2,467,928	$260,947,680	$9,952,067	$273,367,675

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$589,873	$—	$589,873
Forward foreign currency contracts	—	15,869	—	15,869
Interest rate contracts	263,396	101,899	—	365,295
Liabilities:
Credit contracts	—	(11,482)	—	(11,482)
Forward foreign currency contracts	—	(521,420)	—	(521,420)
Interest rate contracts	(560,055)	—	—	(560,055)

	$(296,659)	$174,739	$—	$(121,920)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $59,844,281 are categorized as Level 2 within the disclosure hierarchy.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2018	$1,922,478	$257,000	$7,867,669	$1,228,227	$11,275,374
Transfers into Level 3	—	—	775,006	—	775,006
Transfers out of Level 3(a)	(500,000)	—	(1,333,024)	(346,174)	(2,179,198)
Accrued discounts/premiums	—	—	11,994	—	11,994
Net realized gain (loss)	236	—	2,537	—	2,773
Net change in unrealized appreciation (depreciation)(b)(c)	(12,860)	5,854	(12,251)	—	(19,257)
Purchases	—	—	1,394,064	—	1,394,064
Sales	(160,095)	(22,839)	(1,086,804)	(38,951)	(1,308,689)

Closing Balance, as of June 30, 2019	$1,249,759	$240,015	$7,619,191	$843,102	$9,952,067

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(c)	$(12,860)	$5,854	$(12,251)	$—	$(19,257)

(a)

As of December 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.1%

Interest Only Asset-Backed Securities — 0.1%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)(b)	$102	$892
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)	1,001	45,376
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(a)(b)(c)	1,333	54,129

Total Asset-Backed Securities — 0.1% (Cost — $314,784)		100,397

Non-Agency Mortgage-Backed Securities — 4.6%

Collateralized Mortgage Obligations — 3.8%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	41	40,859
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.62%), 12.11%, 08/25/23(d)	23	24,493
Seasoned Credit Risk Transfer Trust, Class MA:
Series 2018-2, 3.50%, 11/25/57	1,564	1,620,107
Series 2018-3, 3.50%, 08/25/57	2,161	2,237,766
Series 2018-4, 3.50%, 03/25/58	7,520	7,793,350
Series 2019-1, 3.50%, 07/25/58	2,408	2,496,176
Series 2019-2, 3.50%, 08/25/58	842	867,358
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 4.26%, 08/25/34(b)	436	433,367

		15,513,476

Commercial Mortgage-Backed Securities — 0.7%
CSAIL Commercial Mortgage Trust, Class XA(b):
Series 2018-C14, 0.73%, 11/15/51	2,397	103,248
Series 2019-C16, 1.57%, 06/15/52	6,505	807,811
FRESB Mortgage Trust, Series 2019-SB60, Class A10F, 3.31%, 01/25/29(b)	1,535	1,594,121
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (1 mo. LIBOR + 0.95%), 3.34%, 06/15/35(c)(d)	298	296,669
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.92%, 05/15/51(b)	5,089	272,930

		3,074,779

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	287	65,849
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37	32,202	322
Vendee Mortgage Trust, Series 1999-2, Class 1, 1.00%, 05/15/29(b)	15,601	16

		66,187

Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23(e)	14	12,987
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36(e)	212	185,815
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35(e)	93	70,700

		269,502

Total Non-Agency Mortgage-Backed Securities — 4.6% (Cost — $18,295,178)		18,923,944

Security	Par (000)		Value

U.S. Government Sponsored Agency Securities — 142.6%

Agency Obligations — 2.7%
Federal Housing Administration(a):
USGI Projects, Series 99, 7.43%, 06/01/21 - 10/01/23	$1,185		$1,174,896
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	1		—
Residual Funding Corp., 0.00%, 04/15/30(e)	13,000		9,963,478

			11,138,374

Collateralized Mortgage Obligations — 69.9%
Fannie Mae Mortgage-Backed Securities:
3.65%, 06/25/49	19,805		3,792,773
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,351,031
Series 4830, Class AV, 4.00%, 10/15/33	1,069		1,191,148
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,357,160
Series 2011-8, Class ZA, 4.00%, 02/25/41	5,911		6,235,178
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		15,866,016
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,860,422
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		7,857,595
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,260,468
Series 2018-32, Class PS, 4.43%, 05/25/48(b)	8,446		9,317,778
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		7,892,495
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		48,471,772
Series 2010-47, Class JB, 5.00%, 05/25/30	6,407		6,905,311
Series 2003-135, Class PB, 6.00%, 01/25/34	3,278		3,379,962
Series 2004-31, Class ZG, 7.50%, 05/25/34	4,521		5,486,733
Series 2004-84, Class SD, (1 mo. LIBOR + 12.75%), 8.66%, 04/25/34(d)	2,040		2,310,439
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(d)	49		56,125
Series 2005-73, Class DS, (1 mo. LIBOR + 17.55%), 11.30%, 08/25/35(d)	157		185,158
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 20.31%, 08/25/21(d)	2		1,840
Series G-49, Class S, (1 mo. LIBOR + 1034.80%), 784.74%, 12/25/21(d)	—	(f)	2
Series G-07, Class S, (1 mo. LIBOR + 1151.69%), 870.51%, 03/25/21(d)	—	(f)	19
Freddie Mac Mortgage-Backed Securities:
Series 4384, Class LB, 3.50%, 08/15/43	5,100		5,358,082
Series 4748, Class BM, 3.50%, 11/15/47	3,351		3,611,171
Series 3745, Class ZA, 4.00%, 10/15/40	1,230		1,360,680
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,216,609
Series 3780, Class ZA, 4.00%, 12/15/40	2,321		2,589,012
Series 4269, Class PM, 4.00%, 08/15/41	8,884		10,075,010
Series 4016, Class BX, 4.00%, 09/15/41	15,408		17,153,741
Series 3960, Class PL, 4.00%, 11/15/41	2,859		3,135,856
Series 4299, Class JY, 4.00%, 01/15/44	1,000		1,119,118
Series 3688, Class PB, 4.50%, 08/15/32	3,693		3,738,342
Series 2731, Class ZA, 4.50%, 01/15/34	3,604		3,865,911
Series 4316, Class VB, 4.50%, 03/15/34	10,787		11,560,668
Series 4615, Class LB, 4.50%, 09/15/41	8,000		9,246,482
Series 3963, Class JB, 4.50%, 11/15/41	800		913,346
Series 4774, Class L, 4.50%, 03/15/48	10,000		11,156,912
Series 3856, Class PB, 5.00%, 05/15/41	10,000		11,539,637
Series 2927, Class BZ, 5.50%, 02/15/35	4,556		5,090,124
Series 2542, Class UC, 6.00%, 12/15/22	670		688,216
Series 0040, Class K, 6.50%, 08/17/24	48		52,735
Series 2218, Class Z, 8.50%, 03/15/30	1,123		1,301,190
Series 1160, Class F, (1 mo. LIBOR + 40.16%), 29.99%, 10/15/21(d)	2		1,969
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	4,381		4,389,709
Series 2010-112, Class TL, 4.00%, 01/20/39	5,098		5,125,805
Series 2011-80, Class PB, 4.00%, 10/20/39	5,660		5,748,632

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Series 2012-16, Class HJ, 4.00%, 09/20/40	$10,000		$10,751,697
Series 2011-88, Class PY, 4.00%, 06/20/41	15,402		16,236,637
Series 2015-96, Class ZM, 4.00%, 07/20/45	7,340		8,435,005
Series 2004-89, Class PE, 6.00%, 10/20/34	5		5,242

			286,246,963

Commercial Mortgage-Backed Securities(b) — 1.7%
Fannie Mae Mortgage-Backed Securities, Series 2015-M1, Class X2, 0.65%, 09/25/24	37,268		873,420
FRESB Mortgage Trust, Series 2019-SB61, Class A10F, 3.17%, 01/25/29	1,270		1,312,907
Ginnie Mae Mortgage-Backed Securities, Class IO:
Series 2017-64, 0.72%, 11/16/57	3,379		222,109
Series 2013-63, 0.79%, 09/16/51	11,719		623,737
Series 2014-169, 0.82%, 10/16/56	31,470		1,539,661
Series 2016-119, 1.12%, 04/16/58	19,514		1,518,337
Series 2016-113, 1.18%, 02/16/58	10,000		924,161

			7,014,332

Interest Only Collateralized Mortgage Obligations — 9.9%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(d)	38		624
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(d)	18		337
Series 2013-10, Class PI, 3.00%, 02/25/43	9,927		830,747
Series 2018-21, Class IO, 3.00%, 04/25/48	20,055		3,087,564
Series 2011-134, Class ST, (1 mo. LIBOR + 6.00%), 3.60%, 12/25/41(d)	10,043		1,868,410
Series 2016-81, Class CS, (1 mo. LIBOR + 6.10%), 3.70%, 11/25/46(d)	7,642		1,226,526
Series 2017-70, Class SA, 3.75%, 09/25/47(b)	40,727		8,184,080
Series 2015-66, Class AS, (1 mo. LIBOR + 6.25%), 3.85%, 09/25/45(d)	23,742		3,946,020
Series 2012-96, Class DI, 4.00%, 02/25/27	1,828		100,607
Series 2013-45, Class EI, 4.00%, 04/25/43	4,519		627,505
Series 2011-100, Class S, (1 mo. LIBOR + 6.45%), 4.05%, 10/25/41(d)	2,325		360,896
Series 2006-36, Class PS, (1 mo. LIBOR + 6.60%), 4.20%, 05/25/36(d)	4,635		920,302
Series 2011-124, Class GS, (1 mo. LIBOR + 6.70%), 4.30%, 03/25/37(d)	1,703		34,635
Series 2010-74, Class DI, 5.00%, 12/25/39	944		17,501
Series 1997-90, Class M, 6.00%, 01/25/28	671		60,457
Series 1999-W4, Class IO, 6.50%, 12/25/28	74		6,240
Series G92-05, Class H, 9.00%, 01/25/22	—	(f)	6
Series 094, Class 2, 9.50%, 08/25/21	—	(f)	11
Freddie Mac Mortgage-Backed Securities:
Series 2559, Class IO, 0.50%, 08/15/30(b)	6		7
Series 3923, Class SD, (1 mo. LIBOR + 6.00%), 3.61%, 09/15/41(d)	40,645		6,922,989
Series 3954, Class SL, (1 mo. LIBOR + 6.00%), 3.61%, 11/15/41(d)	22,830		4,115,933
Series 4611, Class BS, (1 mo. LIBOR + 6.10%), 3.71%, 06/15/41(d)	17,541		2,912,181
Series 3744, Class PI, 4.00%, 06/15/39	5,573		493,310
Series 3796, Class WS, (1 mo. LIBOR + 6.55%), 4.16%, 02/15/40(d)	3,443		322,427
Series 4026, Class IO, 4.50%, 04/15/32	1,591		186,618
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 34.02%, 02/15/21(d)	1		1
Ginnie Mae Mortgage-Backed Securities:
Series 2012-97, Class JS, (1 mo. LIBOR + 6.25%), 3.86%, 08/16/42(d)	12,925		1,763,250

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.08%, 12/16/39(d)	$808		$118,432
Series 2011-52, Class MJ, (1 mo. LIBOR + 6.65%), 4.27%, 04/20/41(d)	6,409		942,256
Series 2011-52, Class NS, 4.28%, 04/16/41(b)	7,614		1,341,633

			40,391,505

Mortgage-Backed Securities — 58.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 07/01/34(g)	340		342,328
3.50%, 07/01/49(g)	8,864		9,062,401
4.00%, 01/01/41 - 01/01/57(h)	112,571		118,453,652
4.50%, 08/01/25 - 09/01/41(h)	37,524		40,307,135
5.00%, 01/01/23 - 07/01/49(g)(h)	39,414		42,378,775
5.50%, 01/01/21 - 10/01/39(h)	8,156		9,028,599
6.50%, 12/01/37 - 10/01/39	2,868		3,366,939
7.50%, 02/01/22	—	(f)	1
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 2.48%, 01/25/28(b)	445		457,516
5.00%, 02/01/22 - 04/01/22	46		47,030
5.50%, 01/01/39(h)	10,898		12,113,602
9.00%, 09/01/20	—	(f)	80
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/20/39(h)	2,793		3,066,209
7.50%, 01/15/23 - 11/15/23	32		33,873
8.00%, 10/15/22 - 08/15/27	20		20,393
9.00%, 04/15/20 - 09/15/21	—	(f)	614

			238,679,147

Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities(e):
Series 1991-7, Class J, 0.00%, 02/25/21	—	(f)	299
Series G93-2, Class KB, 0.00%, 01/25/23	22		21,124
Series 1993-51, Class E, 0.00%, 02/25/23	7		7,070
Series 203, Class 1, 0.00%, 02/25/23	2		2,157
Series 1993-70, Class A, 0.00%, 05/25/23	1		1,230
Series 0228, Class 1, 0.00%, 06/25/23	2		1,913
Series 1999-W4, Class PO, 0.00%, 02/25/29	36		33,896
Series 2002-13, Class PR, 0.00%, 03/25/32	61		55,655
Freddie Mac Mortgage-Backed Securities(e):
Series 1418, Class M, 0.00%, 11/15/22	7		6,985
Series 1571, Class G, 0.00%, 08/15/23	62		59,266
Series 1691, Class B, 0.00%, 03/15/24	135		127,940
Series T-8, Class A10, 0.00%, 11/15/28	2		2,002

			319,537

Total U.S. Government Sponsored Agency Securities — 142.6% (Cost — $580,045,718)			583,789,858

Total Long-Term Investments — 147.3% (Cost — $598,655,680)			602,814,199

Short-Term Securities — 2.0%

Borrowed Bond Agreement(j)(k) — 0.2%
Credit Suisse Securities (USA) LLC, 2.43%, Open (Purchased on 8/7/18 to be repurchased at $890,225. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $961,274, respectively)	871		871,150

Total Borrowed Bond Agreement — 0.2% (Cost — $871,150)			871,150

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

	Shares	Value

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(i)(l)	7,466,305	$7,466,305

Total Money Market Funds — 1.8% (Cost — $7,466,305)		7,466,305

Total Short-Term Securities — 2.0% (Cost — $8,337,455)		8,337,455

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 149.3% (Cost — $606,993,135)		611,151,654

	Par (000)

Borrowed Bonds

U.S. Government Obligations
U.S. Treasury Bonds, 2.75%, 11/15/42	$(917)	(961,274)

Total Borrowed Bonds — (0.2%) (Proceeds — $842,347)		(961,274)

TBA Sale Commitments(g) — (12.3%)

Mortgage-Backed Securities — (12.3%)
Fannie Mae Mortgage-Backed Securities :
2.50%, 01/01/34	160	(161,122)
3.00%, 01/01/49	21,994	(22,181,722)
3.50%, 01/01/49	5,200	(5,316,391)
4.00%, 01/01/49	20,500	(21,187,470)
5.00%, 01/01/49	1,283	(1,356,687)

Total TBA Sale Commitments — (12.3)% (Proceeds — $49,969,115)		(50,203,392)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 136.8% (Cost — $556,181,673)		559,986,988

Liabilities in Excess of Other Assets — (36.8)%		(150,644,761)

Net Assets — 100.0%		$409,342,227

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Zero-coupon bond.
(f)	Amount is less than $500.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Annualized 7-day yield as of period end.
(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(k)	The amount to be repurchased assumes the maturity will be the day after period end.

(l)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,469,268	997,037	7,466,305	$7,466,305	$77,385	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
HSBC Securities (USA), Inc.	2.63%	06/12/19	7/15/19	$4,404,519	$4,410,311	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	11,720,903	11,736,316	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	3,441,901	3,446,427	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	2,928,638	2,932,489	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	5,665,971	5,673,422	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	17,948,134	17,971,736	U.S. Government Sponsored Agency Securities	Up to 30 Days

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
HSBC Securities (USA), Inc.	2.63%	06/12/19	7/15/19	$2,495,653	$2,498,935	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	2,205,012	2,207,912	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	7,530,388	7,540,291	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	17,805,432	17,828,846	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	43,101,556	43,158,235	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	6,025,855	6,033,779	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	5,780,266	5,787,866	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	11,458,129	11,473,197	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	2,554,596	2,557,955	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	9,258,617	9,270,792	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	2,239,746	2,242,691	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	1,022,324	1,023,668	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	7,677,066	7,687,162	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	990,957	992,259	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	3,444,858	3,449,388	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	2,614,644	2,618,082	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	6,416,534	6,424,972	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.63	06/12/19	7/15/19	4,363,062	4,368,799	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$183,094,761	$183,335,530

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	223	09/19/19	$28,537	$345,175

Short Contracts
90-Day Euro-Dollar	54	09/16/19	13,229	(108,170)
10-Year U.S. Ultra Long Treasury Note	243	09/19/19	33,564	(612,382)
Long U.S. Treasury Bond	318	09/19/19	49,479	(1,340,434)
5-Year U.S. Treasury Note	720	09/30/19	85,073	(916,708)
90-Day Euro-Dollar	48	12/16/19	11,771	(117,703)
90-Day Euro Dollar	40	03/16/20	9,829	(117,164)
90-Day Euro-Dollar	94	06/15/20	23,119	(314,433)
90-Day Euro Dollar	94	09/14/20	23,135	(356,759)

				(3,883,753)

Net unrealized depreciation				$(3,538,578)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.35%	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	07/03/19	08/31/23	USD	12,100	$(299,258)	$158	$(299,416)
2.30%	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	07/03/19	08/31/23	USD	14,100	(322,940)	184	(323,124)

								$(622,198)	$342	$(622,540)

(a)	Forward swap.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Income Trust, Inc. (BKT)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.32%	Quarterly	3.43%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	$217,014	$(50,826)	$267,840
3-Month LIBOR, 2.32%	Quarterly	5.41%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	1,232,628	—	1,232,628

									$1,449,642	$(50,826)	$1,500,468

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$342	$—	$—	$(622,540)
OTC Swaps	—	(50,826)	1,500,468	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$345,175	$—	$345,175
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	1,500,468	—	1,500,468

	$—	$—	$—	$—	$1,845,643	$—	$1,845,643

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,883,753	$—	$3,883,753
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	622,540	—	622,540
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	50,826	—	50,826

	$—	$—	$—	$—	$4,557,119	$—	$4,557,119

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Income Trust, Inc. (BKT)

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(8,633,847)	$—	$(8,633,847)
Swaps	—	—	—	—	167,182		167,182

	$—	$—	$—	$—	$(8,466,665)	$—	$(8,466,665)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$932,747	$—	$932,747
Swaps	—	—	—	—	(443,662)	—	(443,662)

	$—	$—	$—	$—	$489,085	$—	$489,085

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,466,953
Average notional value of contracts — short	$265,829,284
Interest rate swaps:
Average notional value — pay fixed rate	$13,100,000
Average notional value — receives fixed rate	$15,565,000

For more information about the Trust investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$63,194	$7,594
Swaps — centrally cleared	10,282	—
Swaps — OTC(a)	1,500,468	50,826

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,573,944	$58,420
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(73,476)	(7,594)

Total derivative assets and liabilities subject to an MNA	$1,500,468	$50,826

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged ) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
JPMorgan Chase Bank N.A.	$1,500,468	$(50,826)	$—	$(1,340,000)	$109,642

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank N.A.	$50,826	$(50,826)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$—	$100,397	$100,397
Non-Agency Mortgage-Backed Securities	—	18,923,944	—	18,923,944
U.S. Government Sponsored Agency Securities	—	582,614,962	1,174,896	583,789,858
Short-Term Securities:
Money Market Funds	7,466,305	—	—	7,466,305
Borrowed Bond Agreement	—	871,150	—	871,150

	$7,466,305	$602,410,056	$1,275,293	$611,151,654

Liabilities:
Investments:
Borrowed Bonds	$—	$(961,274)	$—	$(961,274)
TBA Sale Commitments	—	(50,203,392)	—	(50,203,392)

	$7,466,305	$551,245,390	$1,275,293	$559,986,988

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$345,175	$1,500,468	$—	$1,845,643
Liabilities:
Interest rate contracts	(3,883,753)	(622,540)	—	(4,506,293)

	$(3,538,578)	$877,928	$—	$(2,660,650)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $183,335,530 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities  (unaudited)

June 30, 2019

	BGIO	BKT

ASSETS
Investments at value — unaffiliated(a)	$271,491,792	$603,685,349
Investments at value — affiliated(b)	1,875,883	7,466,305
Cash	89,745	—
Cash pledged:
Futures contracts	128,000	1,524,260
Collateral — OTC derivatives	220,000	—
Centrally cleared swaps	85,000	356,000
Foreign currency at value(c)	1,084,871	—
Receivables:
Investments sold	2,848,243	67,484
TBA sale commitments	—	49,969,115
Dividends — affiliated	7,374	29,510
Interest — unaffiliated	3,703,631	2,173,657
Variation margin on futures contracts	12,185	63,194
Variation margin on centrally cleared swaps	—	10,282
Swap premiums paid	5,093	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	15,869	—
OTC swaps	589,873	1,500,468
Prepaid expenses	43,304	14,266

Total assets	282,200,863	666,859,890

LIABILITIES
Borrowed bonds at value(d)	—	961,274
Bank overdraft	—	53,159
Reverse repurchase agreements at value	59,844,281	183,335,530
TBA sale commitments at value(e)	—	50,203,392
Cash received:
Collateral — OTC derivatives	—	1,340,000
Collateral — TBA sale commitments	—	11,000
Payables:
Investments purchased	5,793,530	20,702,865
Administration fees	—	50,278
Income dividend distributions	67,231	55,514
Interest expense	—	3,221
Investment advisory fees	133,391	217,492
Trustees’ and Officer’s fees	351	225,029
Other accrued expenses	193,513	300,489
Variation margin on futures contracts	6,500	7,594
Variation margin on centrally cleared swaps	1,881	—
Swap premiums received	850,506	50,826
Unrealized depreciation on:
Forward foreign currency exchange contracts	521,420	—
OTC swaps	11,482	—

Total liabilities	67,424,086	257,517,663

NET ASSETS	$214,776,777	$409,342,227

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$217,531,215	$473,431,433
Accumulated loss	(2,754,438)	(64,089,206)

NET ASSETS	$214,776,777	$409,342,227

Net asset value	$9.71	$6.42

(a) Investments at cost — unaffiliated	$269,340,560	$599,526,830
(b) Investments at cost — affiliated	$1,875,883	$7,466,305
(c) Foreign currency at cost	$1,086,756	$—
(d) Proceeds received from borrowed bonds	$—	$842,347
(e) Proceeds from TBA sale commitments	$—	$49,969,115
(f) Shares outstanding	22,128,879	63,797,112
(g) Shares authorized	Unlimited	200,000,000
(g) Par value	$0.001	$0.010

See notes to financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	BGIO	BKT

INVESTMENT INCOME
Interest — unaffiliated	$8,021,123	$12,214,497
Dividends — affiliated	42,295	77,385

Total investment income	8,063,418	12,291,882

EXPENSES
Investment advisory	797,898	1,295,171
Administration	—	298,886
Professional	51,392	95,503
Accounting services	28,751	46,751
Transfer agent	13,607	57,542
Custodian	10,626	16,119
Trustees and Officer	8,553	26,163
Printing	8,124	7,976
Registration	4,547	11,865
Miscellaneous	14,295	23,468

Total expenses excluding interest expense	937,793	1,879,444
Interest expense	896,720	2,451,108

Total expenses	1,834,513	4,330,552
Less fees waived and/or reimbursed by the Manager	(1,339)	(2,427)

Total expenses after fees waived and/or reimbursed	1,833,174	4,328,125

Net investment income	6,230,244	7,963,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(366,079)	(9,739,439)
Futures contracts	(435,954)	(8,633,847)
Forward foreign currency exchange contracts	436,702	—
Foreign currency transactions	2,308	—
Swaps	233,564	167,182

	(129,459)	(18,206,104)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	15,392,417	31,524,034
Futures contracts	(84,976)	932,747
Forward foreign currency exchange contracts	(232,403)	—
Foreign currency translations	10,411	—
Swaps	850,334	(443,662)
Borrowed bonds	—	(84,500)

	15,935,783	31,928,619

Net realized and unrealized gain	15,806,324	13,722,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,036,568	$21,686,272

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	BGIO			BKT
	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)		Period from 09/01/18 to 12/31/18	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,230,244		$13,829,737	$7,963,757		$5,356,949	$15,380,273
Net realized gain (loss)	(129,459)		(5,759,750)	(18,206,104)		1,883,503	3,580
Net change in unrealized appreciation (depreciation)	15,935,783		(17,511,117)	31,928,619		(401,364)	(21,780,683)

Net increase (decrease) in net assets resulting from operations	22,036,568		(9,441,130)	21,686,272		6,839,088	(6,396,830)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(5,532,220	)(b)	(13,277,327)	(10,973,103	)(b)	(8,502,470)	(19,309,786)
From return of capital	—		—	—		(2,470,634)	(1,505,499)

Decrease in net assets resulting from distributions to shareholders	(5,532,220)		(13,277,327)	(10,973,103)		(10,973,104)	(20,815,285)

CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased	—		—	—		—	(854,488)

NET ASSETS
Total increase (decrease) in net assets	16,504,348		(22,718,457)	10,713,169		(4,134,016)	(28,066,603)
Beginning of period	198,272,429		220,990,886	398,629,058		402,763,074	430,829,677

End of period	$214,776,777		$198,272,429	$409,342,227		$398,629,058	$402,763,074

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2019

	BGIO	BKT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,036,568	21,686,272
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	53,661,570	570,522,277
Purchases of long-term investments	(63,321,726)	(557,264,598)
Net purchases of short-term securities	(840,848)	(997,037)
Amortization of premium and accretion of discount on investments and other fees	361,358	4,314,467
Net realized loss on investments	366,079	9,739,439
Net unrealized appreciation on investments, swaps and foreign currency translations	(15,848,499)	(31,618,412)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(3,455)	(15,844)
Interest — unaffiliated	(138,970)	134,294
Variation margin on futures contracts	(12,185)	(34,678)
Variation margin on centrally cleared swaps	8,225	(10,282)
Swap premiums paid	525	—
Prepaid expenses	(41,916)	(11,760)

Increase (Decrease) in Liabilities:
Cash received as collateral for OTC derivatives	(270,000)	330,000
Payables:
Administration fees	—	(369)
Investment advisory fees	7,815	(1,771)
Interest expense	311,734	(372,549)
Trustees’ and Officer’s fees	(4,275)	2,627
Variation margin on futures contracts	(15,073)	(468,160)
Variation margin on centrally cleared swaps	1,881	—
Other accrued expenses	88,596	163,965
Swap premiums received	(233,882)	(13,905)

Net cash provided by (used for) operating activities	(3,886,478)	16,083,976

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Net borrowing of reverse repurchase agreements	8,556,059	(3,090,739)
Cash dividends paid to Common Shareholders	(6,571,433)	(13,112,210)
Increase in bank overdraft	—	1,973

Net cash (provided by) used for financing activities	1,984,626	(16,200,976)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$9,467	$—

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(1,892,385)	(117,000)
Restricted and unrestricted cash and foreign currency at beginning of period	3,500,001	1,997,260
Restricted and unrestricted cash and foreign currency at end of period	$1,607,616	$1,880,260

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$584,986	$2,823,657

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$89,745	$—
Cash pledged:
Collateral — OTC derivatives	220,000	—
Futures contracts	128,000	1,524,260
Centrally cleared swaps	85,000	356,000
Foreign currency at value	1,084,871	—

	$1,607,616	$1,880,260

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2019

	BGIO	BKT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$43,062	$—
Cash pledged:
Collateral — reverse repurchase agreements	—	216,000
Collateral — OTC derivatives	1,030,000	—
Futures contracts	73,000	1,781,260
Centrally cleared swaps	86,000	—
Foreign currency at value	2,267,939	—

	$3,500,001	$1,997,260

See notes to financial statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BGIO
	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18		Period from 02/27/17 (a) to 12/31/17

Net asset value, beginning of period	$8.96		$9.99		$9.85	(b)

Net investment income(c)	0.28		0.62		0.50
Net realized and unrealized gain (loss)	0.72		(1.05)		0.18

Net increase (decrease) from investment operations	1.00		(0.43)		0.68

Distributions(d)
From net investment income	(0.25	)(e)	(0.60)		(0.51)
From net realized gain	—		—		(0.01)

Total distributions	(0.25)		(0.60)		(0.52)

Capital changes with respect to issuance of Preferred Shares	—		—		(0.02)

Net asset value, end of period	$9.71		$8.96		$9.99

Market price, end of period	$9.45		$8.32		$9.80

Total Return(f)
Based on net asset value	11.32	%(g)	(4.11	)%(h)	6.87	%(g)

Based on market price	16.68	%(g)	(9.24)%		3.26	%(g)

Ratios to Average Net Assets(i)
Total expenses	1.78	%(j)	1.66%		1.60	%(j)(k)

Total expenses after fees waived	1.77	%(j)	1.65%		1.59	%(j)(k)

Total expenses after fees waived and excluding interest expense	0.91	%(j)	0.93%		0.93	%(j)(k)

Net investment income	6.10	%(j)	6.52%		5.99	%(j)(k)

Supplemental Data
Net assets, end of period (000)	$214,777		$198,272		$220,991

Borrowings outstanding, end of period (000)	$59,844		$50,976		$100,982

Portfolio turnover rate(l)	21%		83%		125%

(a)	Commencement of operations.
(b)	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18	Period from 02/27/17 (a) to 12/31/17
Investments in underlying funds	—%	—%	0.03%

(j)	Annualized.
(k)

Audit costs were not annualized in the calculation of the expense ratios and net investment income ratio. If these expenses were annualized, the total expenses would have been 1.61%,1.60%, 0.94% and 5.99%, respectively.

(l)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18	Period from 02/27/17 (a) to 12/31/17
Portfolio turnover rate (excluding MDRs)	21%	78%	93%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKT
	Six Months Ended 06/30/19 (unaudited)		Period from 09/01/18 to 12/31/18		Year Ended August 31,
					2018	2017	2016	2015		2014

Net asset value, beginning of period	$6.25		$6.31		$6.74	$6.96	$7.08	$7.27		$7.32

Net investment income(a)	0.12		0.08		0.24	0.25	0.28	0.32		0.35
Net realized and unrealized gain (loss)	0.22		0.03		(0.34)	(0.15)	(0.05)	(0.11)		0.03

Net increase (decrease) from investment operations	0.34		0.11		(0.10)	0.10	0.23	0.21		0.38

Distributions(b)
From net investment income	(0.17	)(c)	(0.13)		(0.30)	(0.32)	(0.35)	(0.40)		(0.43)
From return of capital	—		(0.04)		(0.03)	—	—	—		—

Total distributions	(0.17)		(0.17)		(0.33)	(0.32)	(0.35)	(0.40)		(0.43)

Net asset value, end of period	$6.42		$6.25		$6.31	$6.74	$6.96	$7.08		$7.27

Market price, end of period	$6.05		$5.64		$5.77	$6.31	$6.60	$6.30		$6.42

Total Return(d)
Based on net asset value	5.71	%(e)	2.06	%(e)	(1.14)%	1.82%	3.64%	3.56%		6.05%

Based on market price	10.39	%(e)	0.72	%(e)	(3.44)%	0.53%	10.44%	4.35%		7.12%

Ratios to Average Net Assets(f)
Total expenses	2.17	%(g)	2.08	%(g)(h)	1.79%	1.29%	1.08%	0.99	%(i)	1.02	%(i)

Total expenses after fees waived and/or reimbursed	2.17	%(g)	2.08	%(g)	1.79%	1.28%	1.08%	0.99	%(i)	1.02	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94	%(g)	0.99	%(g)	1.04%	0.90%	0.89%	0.90	%(i)	0.96	%(i)

Net investment income	4.00	%(g)	4.04	%(g)	3.72%	3.63%	4.01%	4.48%		4.74%

Supplemental Data
Net assets, end of period (000)	$409,342		$398,629		$402,763	$430,830	$444,882	$452,616		$464,933

Borrowings outstanding, end of period (000)	$183,336		$186,799		$186,441	$185,769	$152,859	$173,695		$205,415

Portfolio turnover rate(j)	102%		95%		373%	346%	141%	191%		256%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Period from 09/01/18 to 12/31/18	Year Ended August 31,
			2018	2017	2016	2015	2014
Investments in underlying funds	—%	—%	0.01%	0.01%	—%	—%	—%

(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(i)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Period from 09/01/18 to 12/31/18	Year Ended August 31,
			2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	57%	45%	181%	161%	63%	78%	125%

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock 2022 Global Income Opportunity Trust	BGIO	Delaware	Non-diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Board of Directors of BKT and Board of Trustees of BGIO are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their common shares (“Common Shares”) on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For BGIO, distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions paid by BKT are recorded on the ex-dividend date. Subject to the BKT’s level distribution plan, BKT intends to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds BKT’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted for BGIO to $256,472,875. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of BGIO.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However,

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender,

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a trust mitigate their counterparty risk, TBA commitments may be entered into by a trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a trust and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a trust, if any, is noted in the Schedules of Investments. Typically, a trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a trust are not fully collateralized, contractually or otherwise, a trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a trust borrows a bond from counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BGIO	$59,940,789	3.02%
BKT	187,535,333	2.64%

Borrowed bond agreements and reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With borrowed bond agreements and reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BGIO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BGIO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$13,383,339	$(13,383,339)	$—	$—
BNP Paribas S.A.	19,505,787	(19,505,787)	—	—
Citigroup Global Markets, Inc.	764,551	(764,551)	—	—
Credit Suisse Securities (USA) LLC	1,003,342	(1,003,342)	—	—
Deutsche Bank Securities, Inc.	1,289,384	(1,289,384)	—	—
Goldman Sachs & Co LLC.	658,637	(658,637)	—	—
RBC Capital Markets LLC	23,239,241	(23,239,241)	—	—

	$59,844,281	$(59,844,281)	$—	$—

(b)

Net collateral, including accrued interest, with a value of $71,725,130 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (d)
Credit Suisse Securities (USA) LLC	$871,150	$—	$(964,495)	$(93,345)	$—	$—	$—	$—	$—	$(93,345)
HSBC Securities (USA), Inc.	—	183,335,530	—	183,335,530	714,679	—	(184,050,209)	—	(184,050,209)	—

	$871,150	$183,335,530	$(964,495)	$183,242,185	$714,679	$—	$(184,050,209)	$—	$(184,050,209)	$(93,345)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $3,221 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $191,331,187 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect

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Notes to Financial Statements  (unaudited) (continued)

the market value of the short sale. A trust is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a trust will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Each Trust entered into an Investment Advisory Agreement with the Manager, each Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BGIO pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

With respect to BGIO, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of BGIO for which BIL or BRS, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by BGIO to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the amounts waived were as follows:

	BGIO	BKT
Amounts waived	$1,339	$2,427

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	BGIO	BKT
Non-U.S. Government Securities	$68,849,370	$560,864,955
U.S. Government Securities	—	—
Total Purchases	$68,849,370	$560,864,955

Sales
	BGIO	BKT
Non-U.S. Government Securities	$54,302,330	$545,127,096
U.S. Government Securities	—	—
Total Sales	$54,302,330	$545,127,096

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BKT	$240,523,863	$240,353,195

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BGIO’s and BKT’s U.S. federal tax returns generally remains open, for BGIO, for the year ended December 31, 2018 and period ended December 31, 2017 and for BKT, each of the three years ended August 31, 2018 and period ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2018, the Trusts had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	BGIO	BKT
No expiration date	$5,005,013	$45,881,918

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGIO	BKT
Tax cost	$271,375,650	$606,993,135

Gross unrealized appreciation	9,132,926	26,632,303
Gross unrealized depreciation	(7,262,821)	(25,487,638)

Net unrealized appreciation	$1,870,105	$1,144,665

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

BGIO will terminate on or about February 28, 2022. BGIO is not a target term fund and thus does not seek to return its initial public offering price of $10.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10.00 per common share.

Investment Objective Risk: There is no assurance that BGIO will achieve its investment objective. A variety of circumstances may make it extremely difficult for BGIO to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of the Trust may increase the risk that BGIO may not meet its investment objective. A limited term limits the period during which BGIO can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on BGIO’s annualized returns.

Valuation Risk: The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BGIO may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

BGIO is authorized to issue an unlimited numbers of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the six months ended June 30, 2019 and year ended December 31, 2018, for BGIO and BKT, shares issued and outstanding remained constant.

BKT participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, BKT was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, BKT may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that BKT will purchase shares in any particular amounts. For the six months ended June 30, 2019, BKT did not repurchase any shares.

For the period shown, shares repurchased and cost, including transaction costs, were as follows:

BKT	Shares	Amount
Period Ended June 30, 2019	—	$—
Period Ended December 31, 2018	—	—
Year Ended August 31, 2018	145,423	854,488

As of June 30, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Trusts, owned 17,919 shares of BGIO.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGIO	0.0500	0.0500
BKT	0.0344	0.0344

(a)	Net investment income dividend paid on July 31, 2019 to Common Shareholders of record on July 15, 2019.
(b)	Net investment income dividend declared on August 1, 2019, payable to shareholders of record on August 15, 2019.

NOTES TO FINANCIAL STATEMENTS	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees or Directors, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock 2022 Global Income Opportunity Trust (“BGIO”) and BlackRock Income Trust, Inc. (“BKT” and together with BGIO, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BGIO and BlackRock International Limited (“BIL”) and (2) the Manager, BGIO and BlackRock (Singapore) Limited (“BRS”). The Manager, BIL and BRS are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, the performance of each Fund as compared with its custom benchmark and, with respect to BKT, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, BGIO underperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGIO, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BGIO’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BKT outperformed, underperformed, and underperformed, respectively, its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BKT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BKT’s underperformance during the applicable periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board also considered alternative measures of performance when evaluating BKT’s performance, including its “high quality” Customized Peer Group. The Customized Peer Group consists of closed-end funds that invest an average of 75% or greater of their portfolios in AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. Relative to the Customized Peer Group as of December 31, 2018, the Board noted that for the one-, three-, and five-year periods reported, BKT ranked in the first, third, and first quartiles, respectively.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BGIO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BKT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex;

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between (1) the Manager, BGIO and BIL and (2) the Manager, BGIO and BRS, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	55

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGIO.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of its Statement of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On July 29, 2019, the Board approved the elimination of BKT’s non-fundamental policy limiting investments in illiquid securities to 20% of BKT’s net assets. As a result, BKT may invest without limit in illiquid securities.

Except as described above, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q, as applicable, are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	57

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

CME	Chicago Mercantile Exchange

CR	Custodian Receipt

IO	Interest Only

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

PIK	Payment-In-Kind

PO	Principal Only

TBA	To-Be-Announced

GLOSSARY OF TERMS USED IN THIS REPORT	59

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BGIO-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -- Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not applicable to this semi-annual report.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

2

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock 2022 Global Income Opportunity Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2022 Global Income Opportunity Trust

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2022 Global Income Opportunity Trust

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock 2022 Global Income Opportunity Trust

Date: September 3, 2019

4